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                                                                   Exhibit 10.29

THIS DEED OF TRUST SECURES AN OBLIGATION WHICH PROVIDES FOR A REVOLVING LINE OF
                      CREDIT AT A VARIABLE INTEREST RATE.

RECORDING REQUESTED BY, AND
AFTER RECORDING PLEASE RETURN TO:
DEWEY BALLANTINE LLP
1301 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10019-6092
ATTENTION:  RUSSEL T. HAMILTON, ESQ.
===============================================================================
                                                Date:  December 15, 1999

                       DEED OF TRUST, ASSIGNMENT OF LEASES
              AND RENTS AND SECURITY AGREEMENT WITH FIXTURE FILING
                           (hereinafter, "this Deed")

                                      FROM

                                 PROMENADE LLC,
           a Delaware limited liability company, as grantor and debtor

                            (hereinafter, "Grantor")

                 Address of Grantor: c/o Westfield America, Inc.
                            11601 Wilshire Boulevard
                          Los Angeles, California 90025

                                       TO

                             CHICAGO TITLE COMPANY,
                            a California corporation
                            (hereinafter, "Trustee")

               Address of Trustee: 700 S. Flower Street, Suite 900
                          Los Angeles, California 90017

                               FOR THE BENEFIT OF

              NATIONAL AUSTRALIA BANK LIMITED, NEW YORK BRANCH, as
          administrative agent for the Banks (as hereinafter defined), as beneficiary and secured party

   (hereinafter, together with its successors in such capacity, "Beneficiary")

               Address of Beneficiary: 200 Park Avenue, 34th Floor
                            New York, New York 10166

                            Note Amount: $450,000,000
================================================================================

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

 Article I         COVENANTS OF GRANTOR........................................6

   Section 1.01.  (a)   Warranty of Title; Power and Authority.................6
                  (b)   Flood Hazard Area......................................6
   Section 1.02.  (a)   Further Assurances.....................................6
                  (b)   Information Reporting and Back-up Withholding..........7
   Section 1.03.  (a)   Filing and Recording of Documents......................7
                  (b)   Filing and Recording Fees and Other Charges............7
   Section 1.04.  Intentionally Omitted........................................7
   Section 1.05.  Maintenance of Existence; Compliance with Laws...............7
   Section 1.06.  After-Acquired Property......................................8
   Section 1.07.  (a)   Payment of Taxes and Other Charges.....................8
                  (b)   Payment of Mechanics and Materialmen...................9
                  (c)   Good Faith Contests....................................9
   Section 1.08.  Taxes on Trustee, Beneficiary or Banks.......................9
   Section 1.09.  Insurance....................................................9
   Section 1.10.  Protective Advances by Beneficiary..........................13
   Section 1.11.  (a)   Visitation and Inspection.............................13
                  (b)   Estoppel Certificates.................................14
   Section 1.12.  Maintenance of Premises and Improvements....................14
   Section 1.13.  Condemnation................................................14
   Section 1.14.  Leases......................................................16
   Section 1.15.  Premises Documents..........................................17
   Section 1.16.  Utilities...................................................17
   Section 1.17.  Collateral Security Instruments.............................17
   Section 1.18.  Suits to Protect Property...................................17
   Section 1.19.  Reliance on Premises to Fulfill Governmental Requirements.  17
   Section 1.20.  Lien Laws...................................................18
   Section 1.21.  Expenses of Trustee.........................................18
Article II        EVENTS OF DEFAULT AND REMEDIES..............................18
   Section 2.01.  Events of Default and Certain Remedies......................18
   Section 2.02.  Discontinuance of Proceedings...............................24
   Section 2.03.  Other Matters Concerning Sales and Application of Proceeds..24
   Section 2.04.  Payment of Amounts Due......................................26
   Section 2.05.  Actions; Receivers..........................................27
   Section 2.06.  Beneficiary's Right to Possession...........................28
   Section 2.07.  Remedies Cumulative.........................................28
   Section 2.08.  Moratorium Laws; Right of Redemption........................28


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   Section 2.09.  Grantor's Use and Occupancy after Default...................28
   Section 2.10.  Regarding Defenses..........................................29
   Section 2.11.  Expenses as Indebtedness....................................29
   Section 2.12.  Beneficiary's Rights Concerning Application of Amounts
                  Collected...................................................29
Article III       CONCERNING TRUSTEE..........................................29
   Section 3.01.  Trustee's Performance.......................................29
   Section 3.02.  Resignation by Trustee......................................30
   Section 3.03.  Removal of Trustee; Successors..............................30
   Section 3.04.  Recordation.................................................30
Article IV        MISCELLANEOUS...............................................30
   Section 4.01.  Assignment of Rents.........................................30
   Section 4.02.  Security Agreement..........................................31
   Section 4.03.  Subrogation.................................................33
   Section 4.04.  Application of Certain Payments.............................33
   Section 4.05.  Severability................................................34
   Section 4.06.  Modifications and Waivers...................................34
   Section 4.07.  Notices.....................................................34
   Section 4.08.  Successors and Assigns......................................34
   Section 4.09.  Limitations on Interest.....................................34
   Section 4.10.  Late Charges................................................35
   Section 4.11.  Counterparts................................................35
   Section 4.12.  Substitute Deeds............................................35
   Section 4.13.  Banks' Sale of Interests in Loan............................35
   Section 4.14.  No Credit For Taxes.........................................35
   Section 4.15.  No Consent to Contracts.....................................36
   Section 4.16.  Irrevocable Trust...........................................36
   Section 4.17.  Reconveyance................................................36
   Section 4.18.  Business Loan...............................................36
   Section 4.19.  CERTAIN WAIVERS.............................................36
   Section 4.20.  ADDITIONAL ACKNOWLEDGEMENTS AND WAIVERS.....................36
   Section 4.21.  Additional Waivers..........................................37
   Section 4.22.  Single Purpose Entity.......................................39
   Section 4.23.  Distributions Following Event of Default....................41
   Section 4.24.  Future Advances.................................... ........41


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                                     RECITAL

      Grantor is the owner of the premises described in SCHEDULE A and of the Improvements thereon. Borrower (as hereinafter defined), the sole member of Grantor, will borrow up to the Note Amount from the Banks pursuant to the Loan Agreement identified below. Borrower has executed and delivered its notes, each dated the date hereof, to the various institutions that are Banks on the date hereof, which notes obligate Borrower to pay, in the aggregate, the Note Amount or so much thereof as may be advanced or readvanced from time to time under the Loan Agreement. Said notes, as the same may hereafter be amended, modified, extended, severed, assigned, renewed, replaced or restated, and including any substitute or replacement notes executed pursuant to Sections 3.07 or 12.05 of the Loan Agreement, are hereinafter referred to individually and collectively as the "Note". In order to secure the payment of the Note and the payment and performance of all of the other Obligations (as hereinafter defined), Grantor has granted this Deed to Beneficiary.

                  CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION

      Grantor, Trustee and Beneficiary agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified.

      "Banks" means, collectively, those institutions that are "Banks" under the Loan Agreement as of the date hereof, and such other lending institutions who become "Banks" pursuant to the Loan Agreement, together with their successors and permitted assigns in accordance with the terms of the Loan Agreement.

      "Borrower" means Westfield America Limited Partnership, a Delaware limited partnership.

      "Default Rate" has the meaning given to such term in the Loan Agreement.

      "Engineering Consultant" has the meaning given to such term in the Loan Agreement.

      "Events of Default" means the events and circumstances described as such in Section 2.01.

      "Improvements" means all structures or buildings, and replacements thereof, now or hereafter located upon the Premises, including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures or buildings, including, without limitation, all fixtures now or hereafter affixed to the Premises, including all buildings, structures and improvements of every kind and description now or hereafter erected or placed thereon and any and all machinery, motors, elevators, boilers, equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or refrigeration or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building

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service equipment, telephones and telephone equipment, building materials, supplies, ranges, refrigerators, cabinets, laundry equipment, hotel, kitchen and restaurant equipment, computers and software, radios, televisions, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other floor coverings, lobby furnishings, games and recreational and swimming pool equipment, incinerators and other property of every kind and description now or hereafter placed, attached, affixed or installed in such buildings, structures, or improvements and all replacements, repairs, additions, accessions or substitutions or proceeds thereto or therefor (excluding, however, all furnishings, fixtures, equipment and personal property owned or leased by lessees of the Premises); all of such fixtures whether now or hereafter placed thereon being hereby declared to be real property and a part of the "Improvements".

      "Indemnity" has the meaning given to such term in the Loan Agreement.

      "Loan" means the loan made by the Banks to Borrower pursuant to the Loan Agreement and secured hereby.

      "Loan Agreement" means that certain Secured Revolving Credit Agreement, dated as of the date hereof, among Borrower, the Banks and Beneficiary, as Administrative Agent, as the same may hereafter be amended, modified or supplemented from time to time.

      "Loan Documents" means the Note, the Loan Agreement, this Deed and the other "Mortgages" (as such quoted term is defined in the Loan Agreement), UCC-1 Financing Statements and any and all other documents (other than the Indemnity) evidencing and/or securing the Loan from time to time.

      "Maturity Date" has the meaning given to such term in the Loan Agreement.

      "Obligations" means each and every obligation, promise, covenant and agreement of Grantor, Borrower or any other obligor in respect of the Loan, now or hereafter existing, contained in this Deed, the Loan Agreement, the Notes and any of the other Loan Documents, whether for principal, reimbursement obligations, interest, fees, expenses, late charges, indemnities or otherwise, and any amendments, supplements, extensions, renewals or replacements of any of said documents, including but not limited to, all or any other obligor in respect of the Loan indebtedness, obligations and liabilities (and all increases or additions thereto) of Grantor, Borrower or any other obligor in respect of the Loan to Beneficiary or any Bank now existing or hereafter incurred under or arising out of or in connection with this Deed, the Loan Agreement, the Notes, the other Loan Documents, and any documents or instruments executed in connection therewith; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of Grantor, Borrower or any other obligor in respect of the Loan under any instrument now or hereafter evidencing or securing any of the foregoing.

      "Personal Property" means all tangible and intangible personal property of every kind and description (excluding, however, all furnishings, fixtures, equipment and personal property owned or leased by lessees of the Premises), which are now or at any time hereafter attached to, installed or erected on or placed or situated in or upon, forming a part of, appurtenant to, used or useful in the construction or operation of or in connection with, or arising from the use or operation of or in connection with, or arising from the use or enjoyment of all or any portion of, or from any lease or agreement pertaining to, the Premises, and whether located on or off the Premises, including, without limitation: (i) all water rights appurtenant to the Premises together with all pumping plants, pipes, flumes and ditches, all rights to the use of water as well as all rights in ditches for irrigation of the Premises, all water stock relating to the Premises, shares of stock or other evidence of ownership of any part of the Premises that is owned by Grantor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Premises; (ii) all plans and specifications prepared for construction of the Improvements (other than improvements made by lessees of individual tenant spaces) and all studies, data and drawings related thereto; and also all contracts and agreements of Grantor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of the Improvements; (iii) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper, and all other personal property of every kind and description; (iv) all substitutions and replacements of, and accessions and additions to, any of the foregoing; (v) all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Premises or any buildings or structures thereon, together with all deposits and other proceeds of the sale thereof; (vi) any other Mortgaged Property (as hereinafter defined) which may be construed to be personal property; and (vii) all proceeds of any of the foregoing, including, without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise) and all goods, documents, general intangibles, chattel paper and accounts, wherever located, acquired with cash proceeds of any of the foregoing or proceeds thereof.

      "Premises" means the premises described in SCHEDULE A, including all of the present and future easements, rights, privileges and appurtenances (including Grantor's interest in air, development or utility rights) thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired, and as used herein shall, unless the context otherwise requires, be deemed to include the Improvements.

      "Premises Documents" means the REA and any similar agreements or declarations now or hereafter affecting the Premises or any part thereof.

      "REA" means the Construction, Operation and Reciprocal Easement Agreement identified in SCHEDULE A, as such agreement has been amended, together with the related ground lease with Bullock's, Inc. and together with all agreements incidental or supplemental to the foregoing.

      "Required Banks" has the meaning given to such term in the Loan Agreement.

      All terms of this Deed which are not defined above shall have the meaning set forth elsewhere in this Deed.

      Except as expressly indicated otherwise, when used in this Deed (i) "or" is not exclusive, (ii) "hereunder", "herein", "hereof" and the like refer to this Deed as a whole, (iii) "Article", "Section" and "Schedule" refer to Articles, Sections and Schedules of this Deed, (iv) terms defined in the singular have a correlative meaning when used in the plural and vice versa, (v) a reference to a law or statute includes any amendment or modification to, or replacement of, such law or statute and (vi) a reference to an agreement, instrument or document means such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms or as permitted by the Loan Agreement and other documents executed or delivered to Beneficiary or the Banks in connection with the Loan. The cover page and all Schedules hereto are incorporated herein and made a part hereof. Any table of contents and the headings and captions herein are for convenience only and shall not affect the interpretation or construction hereof.

                                 GRANTING CLAUSE

      NOW, THEREFORE, GRANTOR, IN CONSIDERATION OF THE PREMISES AND IN ORDER TO SECURE THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, HEREBY GIVES, GRANTS, BARGAINS, SELLS, WARRANTS, ALIENS, REMISES, RELEASES, CONVEYS, ASSIGNS, TRANSFERS, MORTGAGES, HYPOTHECATES, DEPOSITS, PLEDGES, SETS OVER AND CONFIRMS unto Trustee (and in the case of the Personal Property, to Beneficiary, as secured party, a security interest in) all of its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Property") whether now owned, held or existing or hereafter acquired:

            (i) the Premises;

            (ii) the Improvements;

            (iii) the Personal Property;

            (iv) the Premises Documents;

            (v) all rents, royalties, issues, profits, revenue, income, recoveries, reimbursements and other benefits of the Mortgaged Property (hereinafter, the "Rents") and all leases of the Mortgaged Property or portions thereof now or hereafter entered into and all right, title and interest of Grantor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, and including any guaranties of such leases and any lease cancellation, surrender or termination fees in respect thereof, all subject, however, to the provisions of Section 4.01;

            (vi) all deposits made with or other security given to utility companies by Grantor with respect to the Premises and/or Improvements, and all advance payments of insurance premiums made by Grantor with respect thereto and all claims or demands relating to such deposits, other security and/or such insurance;

            (vii) all damages, royalties and revenue of every kind, nature and description whatsoever that Grantor may be entitled to receive, either before or after any default hereunder, from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Premises, with the right in Beneficiary to receive and receipt therefor and apply the same to amounts secured hereby, and Beneficiary may demand, sue for and recover any such payments but shall not be required to do so;

            (viii)all development work product prepared in connection with the Premises, including, without limitation, all surveys, engineering, drainage, traffic and soil tests; all water, sewer, gas, electrical and telephone approvals and taps; all drawings, plans and specifications; and all subdivision, zoning and platting materials;

            (ix) all proceeds and claims arising on account of any damage to or taking of the Premises or the Improvements or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Premises or the Improvements;

            (x) all contracts or agreements (including, without limitation, contracts with architects or engineers, construction contracts and contracts for the management, maintenance, leasing or sale of the Premises or portions thereof), contract rights, logos, trademarks, tradenames, copyrights and other general intangibles used or useful in connection with the ownership, use, operation or occupancy of the Premises or any part thereof;

            (xi) all licenses (including, but not limited to, any operating licenses or similar licenses), permits, governmental approvals, authorities or certificates required or used in connection with the ownership, operation or maintenance of the Improvements; all governmental permits relating to construction, all names under or by which the Premises or the Improvements may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof;

            (xii) all (a) financing commitments (debt or equity) issued to Grantor in respect of the Premises and all amounts payable to Grantor thereunder; and (b) all bank accounts, and monies therein, of Grantor relating to the Premises, including, without limitation, any accounts relating to real estate taxes; and

            (xiii)all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all rights of Grantor to refunds of real estate taxes and assessments.

      TO HAVE AND TO HOLD unto Trustee, its successors and assigns forever.

      IN TRUST, ON THE TERMS SET FORTH IN THIS DEED, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, TO SECURE THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, until the Obligations have been paid and performed in full, whereupon this Deed shall cease and be void and the Mortgaged Property shall be released at the cost of Grantor.

Article I

                              COVENANTS OF GRANTOR

      Grantor covenants and agrees as follows:

      Section 1.01. (a) Warranty of Title; Power and Authority. Grantor warrants that it has a good and marketable title to an indefeasible fee estate in the Premises, subject to no lien, charge or encumbrance of any kind, except such as are listed as exceptions to title in the title policy insuring this Deed; and, further, that it owns the Personal Property, the Rents and all leases in respect of the Mortgaged Property and all other personal property encumbered hereby free and clear of liens and claims; and that this Deed is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the exceptions referred to above. Grantor has full power and lawful authority to subject the Mortgaged Property to the lien hereof in the manner and form herein done or intended hereafter to be done. Grantor will preserve such title, and will forever warrant and defend the same to Trustee and Beneficiary and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

      (b) Flood Hazard Area. Grantor represents that neither the Premises nor any part thereof is located in an area identified by the Secretary of the United States Department of Housing and Urban Development or by any applicable federal agency as having special flood hazards or, if it is, Grantor has obtained the insurance required by Section 1.09.

      Section 1.02. (a) Further Assurances. Grantor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Trustee or Beneficiary shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Trustee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Trustee, or for carrying out the intention or facilitating the performance of the terms hereof, or for filing, registering or recording this Deed and, on demand, will execute and deliver, and hereby authorizes Trustee or Beneficiary to execute and file in Grantor's name, to the extent they may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence or perfect more effectively Beneficiary's security interest in and the lien hereof upon the Personal Property and other personal property encumbered hereby.

      (b) Information Reporting and Back-up Withholding. Grantor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such acts, information reports, returns and withholding of monies as shall be necessary or appropriate to comply fully, or to cause full compliance, with all applicable information reporting and back-up withholding requirements of the Internal Revenue Code of 1986 (including all regulations now or hereafter promulgated thereunder) in respect of the Premises and all transactions related to the Premises, and will at all times, upon Beneficiary's request, provide Beneficiary with satisfactory evidence of such compliance and notify Beneficiary of the information reported in connection with such compliance.

Section 1.03. (a) Filing and Recording of Documents. Grantor forthwith upon the execution and delivery hereof, and thereafter from time to time, will cause this Deed, the Loan Agreement and any security instrument creating a lien or evidencing the lien hereof upon the Personal Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the title and interests of Beneficiary and Trustee to, the Mortgaged Property.

      (b) Filing and Recording Fees and Other Charges. Grantor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment hereof, any deed of trust supplemental hereto, any security instrument with respect to the Personal Property, and any instrument of further assurance, and any reasonable expenses (including attorneys' fees and disbursements) incurred by Beneficiary in connection with the Loan, and will pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed, any deed of trust supplemental hereto, any security instrument with respect to the Personal Property or any instrument of further assurance.

      Section 1.04. Intentionally Omitted.

      Section 1.05. Maintenance of Existence; Compliance with Laws. Grantor, if other than a natural person, will, so long as it is owner of all or part of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation, partnership, limited liability company, trust or other entity under the laws of the state of its formation. Grantor will duly and timely comply with all laws, regulations, rules, statutes, orders and decrees of any governmental authority or court applicable to it or to the Mortgaged Property or any part thereof.

      Section 1.06. After-Acquired Property. All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Grantor or constructed, assembled or placed by Grantor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Grantor, shall become subject to the lien hereof as fully and completely, and with the same effect, as though now owned by Grantor and specifically described in the Granting Clause hereof, but at any and all times Grantor will execute and deliver to Trustee or Beneficiary any and all such further assurances, deeds of trust, conveyances or assignments thereof as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and effect hereof.

      Section 1.07. (a) Payment of Taxes and Other Charges. Grantor, from time to time prior to delinquency, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments (which may, to the extent allowed by law, be paid in installments), levies, permits, inspection and license fees, all water and sewer rents and charges, all charges for utilities and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. Grantor will, upon Beneficiary's request, deliver to Beneficiary receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public or private charges imposed upon or assessed against it or the Mortgaged Property or any portion thereof.

      Following the occurrence of two (2) or more Events of Default (it being understood that an Event of Default that is waived or that is permitted to be cured by the Required Banks shall count as an Event of Default for purposes of this paragraph), Beneficiary may, at its option, to be exercised by three (3) business days' notice to Grantor, require the deposit by Grantor, at the time of each payment of an installment of interest or principal under the Note (but no less often than monthly), of an additional amount sufficient to discharge the obligations under this clause (a) when they become due. The determination of the amount so payable and of the fractional part thereof to be deposited with Beneficiary, so that the aggregate of such deposits shall be sufficient for this purpose, shall be made by Beneficiary in its sole discretion. Such amounts shall be held by Beneficiary in an interest-bearing account in Beneficiary's name and sums in said account shall be applied to the payment of the obligations in respect of which such amounts were deposited or, at Beneficiary's option, to the payment of said obligations in such order or priority as Beneficiary shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one (1) month prior to the due date of any of the aforementioned obligations, the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Grantor within ten (10) days after demand shall deposit the amount of the deficiency with Beneficiary. Nothing herein contained shall be deemed to affect any right or remedy of Beneficiary under any provisions hereof or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the Default Rate, to the indebtedness hereby secured.

      (b) Payment of Mechanics and Materialmen. Grantor will pay, or cause to be paid, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of Grantor and without expense to Trustee or Beneficiary.

      (c) Good Faith Contests. Nothing in this Section 1.07 shall require the payment or discharge of any obligation imposed upon Grantor by this Section so long as such obligation is the subject of a "Good Faith Contest" (as such quoted term is defined in the Loan Agreement); provided, however, that if at any time payment of any obligation imposed upon Grantor by clause (a) above shall become necessary to prevent the delivery of a tax deed or other instrument conveying the Mortgaged Property or any portion thereof because of non-payment, then Grantor shall pay the same in sufficient time to prevent the delivery of such tax deed or other instrument.

      Section 1.08. Taxes on Trustee, Beneficiary or Banks. Grantor will pay, or cause Borrower to pay, any taxes (except income, profits, gross revenue or similar taxes) imposed on Trustee, Beneficiary or any Bank by reason of their interests in the Note or this Deed.

      Section 1.09. Insurance. (a) Grantor will at all times provide, maintain and keep in force:

            (i) policies of insurance insuring the Premises, Improvements and Personal Property against loss or damage by fire and lightning; against loss or damage by other risks embraced by coverage of the type now known as All Risk Replacement Cost Insurance with agreed amount endorsement, including but not limited to riot and civil commotion, vandalism, malicious mischief and theft; and against such other risks or hazards as Beneficiary from time to time reasonably may designate in an amount sufficient to prevent Beneficiary or Grantor from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than 100% of the then full replacement cost of the Improvements (exclusive of the cost of excavations, foundations and footings below the lowest basement floor) without deduction for physical depreciation;

            (ii) policies of insurance insuring the Premises against the loss of "rental value" of the buildings which constitute a part of the Improvements on a "rented or vacant basis" arising out of the perils insured against pursuant to clause (i) above in an amount equal to not less than one (1) year's gross "rental value" of the Improvements. "Rental value" as used herein is defined as the sum of (A) the total anticipated gross rental income from tenant occupancy of such buildings as furnished and equipped, (B) the amount of all charges which are the legal obligation of tenants and which would otherwise be the obligation of Grantor and (C) the fair rental value of any portion of such buildings which is occupied by Grantor. Grantor hereby assigns the proceeds of such insurance to Beneficiary, subject to the terms hereof, to be applied by Beneficiary in payment of the interest and principal due on the Note, insurance premiums, taxes, assessments and private impositions until such time as the Improvements shall have been restored and placed in full operation, at which time, provided there shall exist no default hereunder or under the Loan Agreement, the balance of such insurance proceeds, if any, held by Beneficiary shall be paid over to Grantor;

            (iii) if all or part of the Premises are located in an area identified by the Secretary of the United States Department of Housing and Urban Development or by any applicable federal agency as a flood hazard area, flood insurance in an amount at least equal to the maximum limit of coverage available under the National Flood Insurance Act of 1968, provided, however, that Beneficiary reserves the right to require flood insurance in excess of said limit, if such insurance is commercially available, to the amount provided in clause (i) above;

            (iv) during any period of restoration under this Section 1.09 or
      Section 1.13, a policy or policies of builder's "all risk" insurance, written on a Standard Builder's Risk Completed Value Form (100% non-reporting), against such risks (including, without limitation, fire and extended coverage, collapse and earthquake coverage to agreed limits) as Beneficiary may reasonably request, in amount, form and substance reasonably acceptable to Beneficiary;

            (v) a policy or policies of workers' compensation insurance as required by workers' compensation insurance laws (including employer's liability insurance, if requested by Beneficiary) covering all employees of Grantor;

            (vi) comprehensive liability insurance on an "occurrence" basis against claims for "personal injury" liability, including, without limitation, bodily injury, death or property damage liability, with a limit of not less than $15,000,000 in the event of "personal injury" to any number of persons or of damage to property arising out of one "occurrence". Such policies shall name Beneficiary as additional insured by an endorsement, and shall contain cross-liability and severability of interest clauses, all satisfactory to Beneficiary; and

            (vii) such other insurance (including, but not limited to, earthquake insurance), and in such amounts, as may from time to time be reasonably required by Beneficiary against the same or other insurable hazards which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of buildings thereon and their construction, use and occupancy.

      (b) All policies of insurance required under this Section 1.09 shall be issued by companies having Best's ratings and being otherwise acceptable to Beneficiary, shall be subject to the reasonable approval of Beneficiary as to amount, content, form and expiration date and, except for the liability policies described in clauses
(a)(v) and (vi) above, shall contain a Non-Contributory Standard Mortgagee Clause and Lender's Loss Payable Endorsement, or their equivalents, in favor of Beneficiary, and shall provide that the proceeds thereof shall be payable to Beneficiary. Beneficiary shall be furnished with the original of each policy required hereunder (or a certificate of such insurance and, if required by Beneficiary, a copy of such policy), which policies shall provide that they shall not lapse, nor be modified or cancelled, without thirty (30) days' written notice to Beneficiary. At least thirty (30) days prior to expiration of any policy required hereunder, Grantor shall furnish Beneficiary appropriate proof of issuance of a policy continuing in force the insurance covered by the policy so expiring. Grantor shall furnish to Beneficiary, promptly upon request, receipts or other satisfactory evidence of the payment of the premiums on such insurance policies. In the event that Grantor does not deposit with Beneficiary a new certificate or policy of insurance with evidence of payment of premiums thereon at least thirty (30) days prior to the expiration of any expiring policy, then Beneficiary may, but shall not be obligated to, procure such insurance and pay the premiums therefor, and Grantor agrees to repay to Beneficiary the premiums thereon promptly on demand, together with interest thereon at the Default Rate.

      (c) Grantor hereby assigns to Beneficiary all proceeds of any insurance required to be maintained by this Section 1.09 which Grantor may be entitled to receive for loss or damage to the Premises, Improvements or Personal Property. All such insurance proceeds shall be payable to Beneficiary, and Grantor hereby authorizes and directs any affected insurance company to make payment thereof directly to Beneficiary. Grantor shall give prompt notice to Beneficiary of any casualty in the amount of $1,000,000 or more, whether or not of a kind required to be insured against under the policies to be provided by Grantor hereunder, such notice to generally describe the nature and cause of such casualty and the extent of the damage or destruction. Grantor may settle, adjust or compromise any claims for loss, damage or destruction, regardless of whether or not there are insurance proceeds available or whether any such insurance proceeds are sufficient in amount to fully compensate for such loss or damage, subject, in the case of claims in the amount of $1,000,000 or more, to Beneficiary's prior consent, such consent not to be unreasonably withheld or delayed. Notwithstanding the foregoing, Beneficiary shall have the right to join Grantor in settling, adjusting or compromising any loss of $1,000,000 or more. Grantor hereby authorizes the application or release by Beneficiary of any insurance proceeds under any policy of insurance, subject to the other provisions hereof. The application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

      (d) In the event of the foreclosure hereof or other transfer of the title to the Mortgaged Property in extinguishment, in whole or in part, of the Obligations secured hereby, all right, title and interest of Grantor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights thereunder then in force, shall pass to the purchaser or grantee notwithstanding the amount of any bid at such foreclosure sale. Nothing contained herein shall prevent the accrual of interest as provided in the Note on any portion of the principal balance due under the Note until such time as insurance proceeds are actually received and applied to reduce the principal balance outstanding.

      (e) Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this
Section 1.09 unless Beneficiary is included thereon as a named insured with loss payable to Beneficiary under standard mortgage endorsements of the character and to the extent above described. Grantor shall promptly notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary the policy or policies of such insurance.

      (f) Any and all monies received as payment which Grantor may be entitled to receive for loss or damage to the Premises, Improvements or Personal Property under any insurance maintained pursuant to this Section 1.09 (other than proceeds under the policies required by clause (a)(ii) above) shall be paid over to Beneficiary and, provided no (x) monetary default or material non-monetary default or (y) Event of Default shall exist hereunder or under the Loan Agreement and subject to the conditions set forth below, said monies (less Beneficiary's reasonable expenses for collecting and disbursing the insurance proceeds, or otherwise incurred in connection therewith) shall be applied by Beneficiary to the payment of, or the reimbursement of Grantor for, the costs and expenses incurred by Grantor in the restoration of the Improvements on the Premises. Advances of insurance proceeds shall be made to Grantor in accordance with Beneficiary's standard construction lending practices, terms and conditions. Notwithstanding the foregoing, in any case where the extent of the damage or destruction is such that the insurance proceeds paid in respect thereof are $1,000,000 or less, and provided no (x) monetary default or material non-monetary default or (y) Event of Default shall exist hereunder or under the Loan Agreement, so long as Grantor shall promptly undertake, and thereafter diligently prosecute to completion, such restoration such proceeds shall be paid directly to Grantor, to be applied by Grantor for expenses incurred in connection with such restoration. Insurance proceeds not needed for restoration shall be paid over to Grantor. It is understood that any insurance proceeds (less Beneficiary's reasonable expenses in connection therewith as set forth above) received by Beneficiary and not disbursed to Grantor due to the existence of a default hereunder or under the Loan Agreement, and any such insurance proceeds, or portions thereof, being held by Beneficiary for periodic disbursement during the course of restoration as set forth above, shall be held by Beneficiary as cash collateral for the Obligations and not applied to the repayment of the Loan unless and until an Event of Default shall occur hereunder, provided, however, that upon such an Event of Default any such proceeds then held by Beneficiary, and interest, if any, earned thereon, shall, at the option of the Required Banks, be applied by Beneficiary to the outstanding principal of and accrued and unpaid interest on the Note in such order and proportions as the Required Banks shall elect. It shall be a condition to any restoration that Beneficiary and the Engineering Consultant shall have determined, in their reasonable judgment, that the amount of available insurance proceeds is sufficient to restore the Premises and Improvements, to the same condition, character and at least equal value and general utility as nearly as possible to that existing prior to the damage or destruction, no later than twelve (12) months prior to the Maturity Date. In the event such insurance proceeds are inadequate for such restoration, Grantor shall deposit with Beneficiary an amount (the "Casualty Excess Amount") equal to the excess of the estimated cost of restoration, as determined by Beneficiary after consultation with the Engineering Consultant, over the amount of such insurance proceeds. Notwithstanding the foregoing, Beneficiary shall accept, in lieu of such deposit, an unconditional, irrevocable letter of credit in the Casualty Excess Amount issued to Beneficiary by a financial institution, and otherwise in form and substance, acceptable to Beneficiary in all respects. If Grantor shall not have deposited the Casualty Excess Amount with Beneficiary or if Beneficiary shall not have received such letter of credit, as the case may be, within thirty
(30) days following Beneficiary's receipt of the insurance proceeds, or if restoration work shall not have been commenced and the other conditions therefor satisfied by Grantor within ninety (90) days following Beneficiary's receipt of the insurance proceeds and, thereafter, not diligently pursued in accordance with this Section and all legal requirements, Beneficiary may apply such insurance proceeds to the prepayment of the Note and interest accrued and unpaid thereon in such order and proportions as the Required Banks shall elect. If, following restoration in accordance with this Section 1.09(f) there are any excess insurance proceeds, such excess insurance proceeds shall, provided there exists no default hereunder or under the Loan Agreement, be paid over to Grantor. Notwithstanding the foregoing, the Banks, by their acceptance of this Deed, agree to permit insurance proceeds to be used for restoration of the Improvements (such proceeds to be advanced by Beneficiary in accordance with its standard construction lending practices, terms and conditions) if such proceeds are required to be so used pursuant to the terms of the REA or any "Anchor Lease" (as such quoted term is defined in the Loan Agreement), irrespective of whether the conditions set forth in this Section 2.09(f) are satisfied, provided that the parties to the REA or the tenant under the applicable Anchor Lease, as the case may be, shall reaffirm its or their obligations under the REA or the Anchor Lease, as the case may be, if, in Beneficiary's reasonable judgment, such reaffirmation is necessary.

      Section 1.10. Protective Advances by Beneficiary. If Grantor shall fail to perform any of the covenants contained herein, Beneficiary may, upon five (5) business days' prior notice (unless, in the good faith judgment of Beneficiary, such performance must take place sooner due to an emergency or the imminent loss of, or impairment to, any of the security otherwise afforded to Beneficiary by this Deed, including, without limitation, by virtue of the imminent sale or forfeiture of the Mortgaged Property or any part thereof, in which events no prior notice shall be required) make advances to perform the same on its behalf and all sums so advanced until repaid shall be a lien upon the Mortgaged Property and shall be secured hereby. Grantor will repay on demand all sums so advanced on its behalf together with interest thereon at the Default Rate. The provisions of this Section shall not prevent any default in the observance of any covenant contained herein from constituting an Event of Default.

      Section 1.11. (a) Visitation and Inspection. Section 6.05 of the Loan Agreement grants certain visitation and inspection rights to Beneficiary and the Banks. Grantor agrees to cooperate with Beneficiary and the Banks, and their agents, representatives, attorneys and accountants, in the exercise of said rights and to facilitate the visitations, inspections and examinations provided for in said Section. In addition to the foregoing, Beneficiary, on behalf of the Banks, shall have all of the rights under California Civil Code Section 2929.5. Grantor agrees to pay to Beneficiary, on behalf of the Banks, promptly upon demand, with interest at the Default Rate, all expenses, costs and other amounts incurred by Beneficiary or the Banks, in performing any inspection and/or testing for the purposes set forth in such Section 2929.5.

      (b) Estoppel Certificates. Grantor, within three (3) days upon request in person or within five (5) days upon request by mail, will furnish a statement, duly acknowledged, whether any offsets, counterclaims or defenses exist against the Obligations secured hereby.

      Section 1.12. Maintenance of Premises and Improvements. Grantor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way increase any ordinary fire or other hazard arising out of construction or operation. Grantor will, at all times, maintain, or cause to be maintained, the Improvements and Personal Property in good operating order and condition and will promptly make, or cause to be made, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are reasonably needful or desirable to such end. The Improvements shall not be demolished or substantially altered nor shall any Personal Property be removed without the prior written consent of Beneficiary except where appropriate replacements free of superior title, liens and claims are promptly made of value at least equal to the value of the removed Personal Property.

      Section 1.13. Condemnation. Grantor, immediately upon obtaining knowledge of the institution or pending institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify Trustee and Beneficiary thereof. Trustee and Beneficiary may participate in any such proceedings and may be represented therein by counsel of Beneficiary's selection. Grantor from time to time will deliver to Beneficiary all instruments requested by it to permit or facilitate such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary. Beneficiary shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received shall, at the option of the Required Banks, either be applied to the prepayment of the Note and all interest and other sums accrued and unpaid in respect thereof at the rate of interest provided therein and in the Loan Agreement regardless of the rate of interest payable on the award by the condemning authority, or be disbursed to Grantor from time to time for restoration of the Improvements. Notwithstanding the provisions of the immediately preceding sentence, provided no (x) monetary default or material non-monetary default or (y) Event of Default shall exist hereunder or under the Loan Agreement and subject to the conditions set forth below, any such condemnation award proceeds received by Beneficiary (less Beneficiary's reasonable expenses for collecting and disbursing the same, or otherwise incurred in connection therewith) shall be applied by Beneficiary to the payment of, or the reimbursement of Grantor for, the costs and expenses incurred by Grantor in the restoration of the Improvements on the Premises. Advances of condemnation award proceeds shall be made to Grantor in accordance with Beneficiary's standard construction lending practices, terms and conditions. Notwithstanding the foregoing, in any case where the extent of the condemnation award proceeds paid in respect thereof are $1,000,000 or less, and provided no
(x) monetary default or material non-monetary default or (y) Event of Default shall exist hereunder or under the Loan Agreement, so long as Grantor shall promptly undertake, and thereafter diligently prosecute to completion, such restoration, such proceeds shall be paid directly to Grantor, to be applied by Grantor for expenses incurred in connection with such restoration. Condemnation award proceeds not required for restoration, or not in fact so applied, shall, at the option of the Required Banks, be applied either to the prepayment of the Note and interest accrued and unpaid thereon (at the rate of interest provided therein and in the Loan Agreement regardless of the rate of interest payable on the award by the condemning authority) in such order and proportions as the Required Banks shall elect, or shall be paid over to Grantor. It is understood that any condemnation award proceeds (less Beneficiary's reasonable expenses in connection therewith as set forth above) received by Beneficiary and not disbursed to Grantor due to the existence of a default hereunder or under the Loan Agreement, and any such condemnation award proceeds, or portions thereof, being held by Beneficiary for periodic disbursement during the course of restoration as set forth above, shall be held by Beneficiary as cash collateral for the Obligations and not applied to the repayment of the Loan unless and until an Event of Default shall occur hereunder, provided, however, that upon such an Event of Default any such proceeds then held by Beneficiary, and interest, if any, earned thereon, shall, at the option of the Required Banks, be applied by Beneficiary to the outstanding principal of and accrued and unpaid interest on the Note in such order and proportions as the Required Banks shall elect. It shall be a condition to any restoration that Beneficiary and the Engineering Consultant shall have determined, in their reasonable judgment, that the amount of available condemnation award proceeds is sufficient to restore the Premises and Improvements, to the same condition, character and at least equal value and general utility as nearly as possible to that existing prior to the condemnation, no later than twelve (12) months prior to the Maturity Date. In the event such condemnation award proceeds are inadequate for such restoration, Grantor shall deposit with Beneficiary an amount (the "Condemnation Excess Amount") equal to the excess of the estimated cost of restoration, as determined by Beneficiary, over the amount of such condemnation award proceeds. Notwithstanding the foregoing, Beneficiary shall accept, in lieu of such deposit, an unconditional, irrevocable letter of credit in the Condemnation Excess Amount issued to Beneficiary by a financial institution, and otherwise in form and substance, acceptable to Beneficiary in all respects. If Grantor shall not have deposited the Condemnation Excess Amount with Beneficiary or if Beneficiary shall not have received such letter of credit, as the case may be, within thirty (30) days following Beneficiary's receipt of the condemnation award proceeds, or if restoration work shall not have been commenced and the other conditions therefor satisfied by Grantor within ninety (90) days following Beneficiary's receipt of the condemnation award proceeds and, thereafter, not diligently pursued in accordance with this Section and all legal requirements, Beneficiary may apply such condemnation award proceeds to the prepayment of the Note and interest accrued and unpaid thereon (at the rate of interest provided therein and in the Loan Agreement regardless of the rate of interest payable on the award by the condemning authority) in such order and proportions as the Required Banks shall elect. If, following restoration in accordance with this
Section 1.13, there are any excess condemnation award proceeds, such excess proceeds shall, provided there exists no default hereunder or under the Loan Agreement, be paid over to Grantor. Notwithstanding the foregoing, the Banks, by their acceptance of this Deed, agree to permit condemnation awards to be used for restoration of the Improvements (the proceeds of such awards to be advanced by Beneficiary in accordance with its standard construction lending practices, terms and conditions) if such awards are required to be so used pursuant to the terms of the REA or any "Anchor Lease" (as such quoted term is defined in the Loan Agreement), irrespective of whether the conditions set forth in this
Section 1.13 are satisfied, provided that the parties to the REA or the tenant under the applicable Anchor Lease, as the case may be, shall reaffirm its or their obligations under the REA or the Anchor Lease, as the case may be, if, in Beneficiary's reasonable judgment, such reaffirmation is necessary.

      Section 1.14. Leases. (a) Grantor will not (i) execute an assignment of the rents or any part thereof from the Premises without Beneficiary's prior consent or (ii) accept (more that one (1) month in advance) prepayments of any installments of rents to become due under such leases, except prepayments in the nature of security for the performance of the lessees thereunder.

      (b) Grantor will not execute any lease of all or a substantial portion of the Premises except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, in a commercially reasonable manner, all of the covenants, conditions and agreements contained in all leases of the Premises or portions thereof now or hereafter existing, on the part of the lessor thereunder to be kept and performed and will at all times use commercially reasonable efforts to compel performance by the lessee under each lease of all obligations, covenants and agreements by such lessee to be performed thereunder. If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, Grantor shall exercise its right to request such certificates within five (5) days of any demand therefor by Beneficiary and shall deliver copies thereof to Beneficiary promptly upon receipt.

      (c) Each lease of the Premises, or of any part thereof, entered into after the date hereof shall provide that, in the event of the enforcement by Trustee or Beneficiary of the remedies provided for hereby or by law, the lessee thereunder will, upon request of any person succeeding to the interest of Grantor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by
(i) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease or (ii) any material amendment or modification of the lease made without the consent of Beneficiary or such successor in interest. Each lease shall also provide that (x) the lease is subordinate to this Deed (but shall also provide that Beneficiary, at its option, may subordinate this Deed to such lease) and (y) upon request by said successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

      (d) Grantor shall, promptly upon Beneficiary's request following an Event of Default, deposit all tenant security deposits in respect of the Premises into an account with Beneficiary or as designated by Beneficiary, which deposits shall be held and disbursed to tenants as required under the terms of their respective leases.

      Section 1.15. Premises Documents. Grantor shall (a) use reasonable efforts to cause the due compliance and faithful performance by the other parties to the Premises Documents with and of all obligations and agreements by such other parties to be complied with and performed thereunder, (b) comply with and perform all of its material obligations under the Premises Documents and (c) deliver promptly to Beneficiary copies of any notices which it gives or receives under any of the Premises Documents.

      Section 1.16. Utilities. Grantor covenants and agrees that it will take any such action and execute, acknowledge deliver and record and/or file any and all instruments as may be necessary, desirable or proper to keep the existing utility capacity for the Mortgaged Property at or above its present level. As used herein, the term "utilities" includes, without limitation, water, gas electricity and storm and sanitary sewer.

      Section 1.17. Collateral Security Instruments. If Beneficiary at any time holds additional security for any of the Obligations secured hereby, it may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the Obligations secured hereby in such order as Beneficiary may determine, without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

      Section 1.18. Suits to Protect Property. Grantor will appear in and defend any action or proceeding purporting to affect the security of this Deed, and/or any additional or other security for the Obligations secured hereby, the interest of Beneficiary or the rights, powers and/or duties of Trustee hereunder; and will pay all reasonable costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, including, but not limited to, foreclosure or other proceeding commenced by those claiming a right to any part of the Mortgaged Property under subordinate liens, in any action to partition or condemn all or part of the Mortgaged Property, whether or not pursued to final judgment, and in any exercise of the power of sale contained herein, whether or not the sale is actually consummated.

      Section 1.19. Reliance on Premises to Fulfill Governmental Requirements. The Mortgaged Property includes all right, title and interest in any property necessary to meet any governmental requirements for the operation of the Improvements except where the failure to do so would not have a material adverse effect on the Mortgaged Property. Grantor shall not by act or omission permit any building or other improvement located on any property not subject to the lien of this Deed to rely on the Premises, or any part thereof or interest therein, to fulfill any governmental requirement, and Grantor hereby assigns to Beneficiary any and all rights to consent to all or any portion of or interest in the Premises to be so used. Any act or omission of Grantor which would result in a violation of this Section shall be void.

      Section 1.20. Lien Laws. Grantor will indemnify and hold Trustee, Beneficiary and the Banks harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorney's fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Grantor of any applicable lien law.

      Section 1.21. Expenses of Trustee. Grantor shall pay all reasonable costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties hereunder.

Article II

                                    EVENTS OF DEFAULT AND REMEDIES

      Section 2.01. Events of Default and Certain Remedies. If one or more of the following Events of Default shall happen, that is to say:

            (a) if an "Event of Default" shall occur under the Loan Agreement (as such quoted term is defined therein); or

            (b) if default shall be made in the payment of any tax or other charge required by Section 1.07 to be paid and said default shall have continued for a period of twenty (20) days; or

            (c) if it shall be illegal for Borrower or Grantor to pay any tax referred to in Section 1.08 or if the payment of such tax by Borrower or Grantor would result in the violation of applicable usury laws; or

            (d) if there shall occur a default which is not cured within the applicable grace period, if any, under any mortgage, deed of trust or other security instrument covering all or part of the Mortgaged Property regardless of whether any such mortgage, deed of trust or other security instrument is prior or subordinate hereto; it being further agreed by Grantor that an Event of Default hereunder shall constitute an Event of Default under any such mortgage, deed of trust or other security instrument held by or for the benefit of Beneficiary; or

            (e) if there shall occur a material default by Grantor which is not cured within the applicable grace period, if any, under any of the Premises Documents; or if any of the Premises Documents is amended, modified, supplemented or terminated in violation of Section 6.10 of the Loan Agreement; or

            (f) if Grantor shall transfer, or agree to transfer (or suffer or permit the transfer or agreement to transfer), in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest or rights therein (including air or development rights) without, in any such case, the prior written consent of the Required Banks. As used in this clause, "transfer" shall include, without limitation, (i) any sale, assignment, lease or conveyance except leases for occupancy subordinate hereto and to all advances made and to be made hereunder or under the Loan Agreement and
      (ii) any sale, conveyance, transfer or other disposition, directly or indirectly, of any beneficial interest in Grantor. Notwithstanding the foregoing, no consent shall be required for (x) transfers of interests in Grantor so long as, following any such transfer, Grantor continues to be wholly owned, directly or indirectly, by Borrower or Guarantor or (y) transfers of interests in Borrower or Guarantor, provided that in the case of transfers described in clause (x) above (but not those described in clause (y) above), Grantor shall give prompt notice to Beneficiary of such transfer; or

            (g) if Grantor or Borrower shall encumber, or agree to encumber (or suffer or permit the encumbrance or agreement to encumber), in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest or rights therein, including air or development rights (other than the granting of leases in accordance with the provisions hereof and of the Loan Agreement and other than the lien of real estate taxes not yet due and payable or inchoate (i.e., potential but unfiled) mechanics' liens) without, in any such case, the prior written consent of the Required Banks. As used in this clause, "encumber" shall include, without limitation, the placing or permitting the placing of any mortgage, deed of trust, assignment of rents or other security device. (The Required Banks may grant or deny their consent under this clause and the immediately preceding clause in their sole discretion and, if consent should be given, any such transfer or encumbrance shall be subject hereto and to any other documents which evidence or secure the Loan; and consent to one such transfer or encumbrance shall not be deemed to be a waiver of the right to require consent to future or successive transfers or encumbrances.);

then and in every such case:

      1. During the continuance of any such Event of Default, Beneficiary, without notice or demand, may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon and all other sums secured hereby, to be due and payable immediately (and upon any such declaration the principal of the Note and said accrued and unpaid interest and all other sums secured hereby shall become and be immediately due and payable, anything in the Note, this Deed or any of the other Loan Documents to the contrary notwithstanding) by commencing an action to foreclose (complete or partial) this Deed as a mortgage, and/or by delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Mortgaged Property, which notice Trustee shall cause to be duly filed for record in case of foreclosure by exercise of the power of sale herein. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Grantor, shall sell the Mortgaged Property at the time and place of sale fixed by it in such notice of sale as Beneficiary may direct, either as a whole or in separate parts or parcels, as Beneficiary may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Beneficiary shall have the right to direct the order in which separate parts or parcels shall be sold and Grantor shall have no right to direct the order in which separate parts or parcels are sold. Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Any person, including Grantor, Trustee or Beneficiary, may purchase at such sale.

      During the continuance of any such Event of Default, Beneficiary may proceed as to the Personal Property in accordance with Beneficiary's rights and remedies in respect to the Mortgaged Property or sell the Personal Property separately and without regard to the remainder of the Mortgaged Property in accordance with Beneficiary's rights and remedies provided by the California Uniform Commercial Code, as well as such other rights and remedies available at law or in equity.

      Grantor waives all rights, legal and equitable, it may now or hereafter have to require marshalling of assets or to require upon foreclosure sales of assets in a particular order, including, without limitation, the rights provided by California Civil Code Sections 2899 and 3433. Each successor and assign of Grantor, including, without limitation, a holder of a lien subordinate to the lien created hereby (without implying that Grantor has any right to grant an interest in, or a subordinate lien on, the Mortgaged Property or any part thereof), by acceptance of its interest or lien agrees that it shall be bound by the above waiver as if it gave the waiver itself.

      II. Trustee (upon written instructions from Beneficiary) or Beneficiary, personally or by their agents or attorneys, or by a receiver appointed by a court of competent jurisdiction, without notice to or demand upon Grantor, without releasing Grantor or Borrower from any Obligation hereunder or under any of the other Loan Documents and without waiving its right to declare a default as herein provided or impairing any declaration of default or election to cause the Mortgaged Property or any part thereof to be sold or any sale proceeding predicated thereon, may:

(1) enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and are each hereby given a right and irrevocable license to do so, and may exclude Grantor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, lease, manage and control the Mortgaged Property and conduct the business thereof, either personally or by their superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, may protect, maintain and restore the Mortgaged Property, whereof they shall become possessed as aforesaid;

(2) likewise, from time to time, at the expense of the Mortgaged Property, make all necessary, proper or reasonable repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to Beneficiary may seem advisable; and in every such case Trustee or Beneficiary shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of Grantor with respect thereto either in the name of Grantor or otherwise as Beneficiary shall deem best;

(3) commence, appear in and/or defend any action or proceedings purporting to affect the security hereof, and/or any additional or other security therefor, the interests, rights, powers and/or duties of Trustee and/or Beneficiary hereunder, whether brought by or against Grantor, Borrower, Trustee, the Banks or Beneficiary;

(4) pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security of this Deed, the interests of Beneficiary and/or the Banks or the rights, powers and/or duties of Trustee and/or Beneficiary hereunder, and any sums expended for such purposes shall become part of the Obligations secured hereby;

(5) in accordance with California Code of Civil Procedure Section 726.5 waive the security of this Deed and the other Loan Documents as to all or any parcel of the Premises that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached thereto, and thereafter exercise against Grantor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's and/or the Banks' claim against Grantor to judgment, and any other rights and remedies permitted by law. Grantor shall pay all expenses, costs and other amounts incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure Section 726.5. Grantor and Beneficiary acknowledge that pursuant to California Code of Civil Procedure Section 726.5, Beneficiary's rights under this Section are limited to instances in which Grantor or any affiliate, agent, partner or joint venturer of Grantor either (i) knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced in, the "release" (as defined in such Section 726.5) or threatened release of toxic or hazardous waste or waste products or (ii) had actual knowledge or notice of such release or threatened release prior to the execution and delivery of this Deed and failed to disclose such release or threatened release to Beneficiary in writing after Beneficiary's written request for information concerning the environmental condition of the Premises, unless Beneficiary otherwise obtained actual knowledge of such release or threatened release prior to the execution and delivery of this Deed;

(6) in accordance with California Code of Civil Procedure Section 736 bring an action for breach of contract against Grantor and/or Borrower for breach of any "environmental provision" (as such term is defined in such Section) made by Grantor herein, in the Indemnity or in any other Loan Document, for the recovery of damages (including reasonable attorneys' fees and costs) and/or for the enforcement of the environmental provision (including, without limitation, to recover all costs and expenses incurred by Beneficiary and/or the Banks in connection with any "remedial work") without foreclosing this Deed judicially or nonjudicially or accepting a deed or assignment in lieu of foreclosure. Grantor agrees to pay to Beneficiary, promptly upon Beneficiary's demand, all expenses, costs and other amounts incurred by Beneficiary and/or the Banks in connection with any such action under California Code of Civil Procedure Section 736 with interest thereon at the Default Rate from the date of expenditure; and/or

(7) collect and receive the Rents and every part thereof, all of which shall for all purposes constitute property of Grantor; and in furtherance of such right may collect the rents payable under all leases of the Premises directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied by a demand on such lessee for the payment to Beneficiary of all rents due and to become due under its lease, and Grantor FOR THE BENEFIT OF BENEFICIARY AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Beneficiary's statement of default and shall unequivocally be authorized to pay said rents to Beneficiary without regard to the truth of Beneficiary's statement of default and notwithstanding notices from Grantor, Borrower or any other person or entity disputing the existence of an Event of Default such that the payment of rent by the lessee to Beneficiary pursuant to such a demand shall constitute performance in full of the lessee's obligation under the lease for the payment of rents by the lessee to Grantor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as the expenses of any such receivership and the just and reasonable compensation for the services of Trustee and Beneficiary and for all receivers, attorneys, counsel, agents, clerks, servants and other employees by them engaged and employed, Trustee or Beneficiary, or any such receiver, as the case may be, shall apply the moneys arising as aforesaid, first, to the payment of the principal of the Note and the interest thereon, when and as the same shall become payable and second, to the payment of any other sums required to be paid by Grantor or Borrower under this Deed or under any of the other Loan Documents.

      The collection and/or receipt of the Rents by Beneficiary, its agent or receiver, after declaration of default and election to cause all or part of the Mortgaged Property to be sold under and pursuant to the terms of this Deed shall not affect or impair such default or declaration of default or election to cause all or part of the Mortgaged Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the receipt and/or collection of any such Rents. Any such Rents in the possession of Beneficiary, its agent or receiver, at the time of sale and not theretofore applied as provided above, shall be applied in the same manner and for the same purposes as the proceeds of the sale. Beneficiary's rights hereunder include its rights under California Code of Civil Procedure Section 564. Grantor agrees to pay to Beneficiary, promptly upon Beneficiary's demand, all expenses, costs and other amounts incurred by Beneficiary and/or the Banks in connection with any appointment of a receiver under California Code of Civil Procedure Section 564, with interest thereon at the Default Rate from the date of expenditure.

      III. Trustee or Beneficiary, as the case may be, with or without entry, personally or by their agents or attorneys, insofar as applicable, may:

            (1) sell the Mortgaged Property and all estate, right, title and interest, claim and demand therein, at public auction at such time and place, and upon such terms and conditions as are set forth above or as may be required or permitted by applicable law. In the event of any sale of all or part of the Mortgaged Property under the terms of this Deed, Grantor shall pay (in addition to taxable costs) a reasonable fee to Trustee which shall be in lieu of all other fees and commissions permitted by statute or custom to be paid, reasonable attorneys' fees and all expenses incurred in obtaining or continuing abstracts of title for the purpose of any such sale; and/or

            (2) take such steps to protect and enforce their rights and the rights of the Banks whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, the Loan Agreement, this Deed or in any of the other Loan Documents, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Trustee or Beneficiary shall elect.

      Section 2.02. Discontinuance of Proceedings. Beneficiary, from time to time before the Trustee's sale pursuant to Section 2.01, may rescind any notice of breach or default and of election to cause to be sold all or part of the Mortgaged Property by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach of default, and of election to cause to be sold all or part of the Mortgaged Property to satisfy the Obligations, nor otherwise affect any provision, covenant or condition of the Note and/or of this Deed or other Loan Documents or any of the rights, obligations or remedies of the parties thereunder or hereunder.

      Section 2.03. Other Matters Concerning Sales and Application of Proceeds.
(a) Upon the completion of any sale or sales made by Trustee or Beneficiary, as the case may be, under or by virtue of this Article II, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty, express or implied. The recitals in any such instrument of any matters or facts shall be conclusive proof of the truthfulness thereof. Trustee is hereby appointed the true and lawful attorney irrevocable of Grantor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Grantor, if requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Trustee or Beneficiary, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Grantor.

      (b) In the event of any sale or sales made under or by virtue of this
Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by Grantor or Borrower pursuant to this Deed and the other Loan Documents may, at Beneficiary's option, be accelerated, whereupon the same shall immediately, anything in the Note, this Deed or any of the other Loan Documents to the contrary notwithstanding, become due and payable.

      (c) The purchase money, proceeds or avails of any sale or sales made under or by virtue of this Article II, together with any other sums which then may be held by Trustee or Beneficiary under this Deed, whether under the provisions of this Article II or otherwise, shall be applied as follows:

            First: To the payment of the costs, fees and expenses of such sale, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Trustee or Beneficiary under this Deed, and also including attorneys' fees, expenses and costs of investigation, all as actually incurred and including, without limitation, attorneys' fees, costs and expenses of investigation incurred in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the United States Bankruptcy Code or any successor thereto, together with interest at the Default Rate for Base Rate Loans on all advances made by Trustee, and of all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

            Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest, with interest on the unpaid principal at the Default Rate from and after the happening of any Event of Default described in Section 2.01 from the due date of any such payment of principal until the same is paid.

            Third: To the payment of any other sums required to be paid by Grantor or Borrower pursuant to any provision of this Deed or of the other Loan Documents, including all expenses, liabilities and advances made or incurred by Beneficiary under any thereof or in connection with the enforcement of any thereof, together with interest at the Default Rate on all such advances from the date of expenditure.

            Fourth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same, including Grantor.

      (d) Upon any sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured by this Deed the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Trustee or Beneficiary are authorized to deduct under this Deed.

      Section 2.04. Payment of Amounts Due. (a) In case an Event of Default described in Section 2.01 shall have happened and be continuing, then, upon demand of Beneficiary, Grantor will pay or cause to be paid, to Beneficiary the whole amount which then shall have become due and payable on the Note, for principal or interest or both, as the case may be, and after the happening of said Event of Default will also pay or cause to be paid, to Beneficiary interest at the Default Rate on the then unpaid principal of the Note, and the sums required to be paid by Borrower or Grantor pursuant to any provision hereof or of the Loan Agreement, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Trustee and Beneficiary, their agents and counsel and any expenses incurred by Trustee or Beneficiary hereunder. In the event Borrower or Grantor shall fail forthwith to pay all such amounts upon such demand, Beneficiary shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Borrower and/or Grantor and collect, out of the property of Grantor or Borrower wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

      (b) Beneficiary shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions hereof; and the right of Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions hereof, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as herein provided, to the payment of the indebtedness hereby secured, Beneficiary shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note, and to enforce payment of all other charges, payments and costs due hereunder, under the Loan Agreement or otherwise in respect of the Loan, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Default Rate. In case of proceedings against Borrower or Grantor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Beneficiary shall be entitled to prove the whole amount of principal, interest and other sums due upon the Note to the full amount thereof, and all other payments, charges and costs due hereunder, under the Loan Agreement or otherwise in respect of the Loan, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Beneficiary receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estates of Borrower and Grantor.

      (c) No recovery of any judgment by Beneficiary and/or the Banks and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Grantor or Borrower shall affect in any manner or to any extent, the lien hereof upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Trustee or Beneficiary hereunder, but such liens, rights, powers and remedies of Trustee or Beneficiary shall continue unimpaired as before.

      (d) Any moneys thus collected by Beneficiary under this Section 2.04 shall be applied by Beneficiary in accordance with the provisions of clause (c) of
Section 2.03.

      Section 2.05. Actions; Receivers. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Trustee or Beneficiary to obtain judgment for the principal of, or interest on, the Note and other sums required to be paid by Borrower or Grantor pursuant to any provision hereof or of the Loan Agreement, or of any other nature in aid of the enforcement of the Note or hereof or of the Loan Agreement, Grantor will (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding and (b) if required by Beneficiary, consent to the appointment of a receiver or receivers of all or part of the Mortgaged Property and of any or all of the Rents in respect thereof. During the existence of any Event of Default, or upon the commencement of any proceedings to foreclose this Deed or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Trustee or Beneficiary, Trustee or Beneficiary shall be entitled, as a matter of right, if they shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Obligations secured hereby, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such a receiver or receivers. Such appointment may be made either before or after any foreclosure sale without regard to the solvency or insolvency of Grantor at the time of application for such receiver and without regard to the then value of the Premises or whether the same shall be then occupied as a homestead or not and Beneficiary may be appointed as such receiver. Such receiver shall have (i) power to collect the Rents and, in case of a foreclosure sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Grantor, except for the intervention of such receiver, would be entitled to collect such Rents, (ii) power to extend or modify any then existing leases and to make new leases, which extensions, modifications and new lease may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the Maturity Date of the indebtedness secured hereby and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Grantor and all persons whose interest in the Mortgaged Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser and
(iii) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Mortgaged Property during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in whole or in part of (x) the indebtedness secured hereby, or by any decree foreclosing this Deed, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale and (y) the deficiency in case of a foreclosure sale and deficiency.

      Section 2.06. Beneficiary's Right to Possession. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, or of any of its property, or of the Mortgaged Property or any part thereof, Trustee and Beneficiary shall be entitled to retain possession and control of all property now or hereafter held hereunder.

      Section 2.07. Remedies Cumulative. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute. No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given hereby to Trustee or Beneficiary may be exercised from time to time as often as may be deemed by them expedient. Nothing herein or in the Note or the Loan Agreement shall affect the obligation of Borrower to pay the principal of, and interest and other sums on, the Note and the Loan Agreement in the manner and at the time and place therein respectively expressed.

      Section 2.08. Moratorium Laws; Right of Redemption. Grantor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance hereof, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Grantor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Grantor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof. Grantor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed on behalf of Grantor and all persons beneficially interested therein, and each and every person except decree or judgment creditors of Grantor in its representative capacity acquiring any interest in or title to the Premises subsequent to the date of this Deed.

      Section 2.09. Grantor's Use and Occupancy after Default. During the continuance of any Event of Default and pending the exercise by Trustee or Beneficiary of their right to exclude Grantor from all or any part of the Premises, Grantor agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its, Borrower's or any of their respective affiliates' possession for such period and, upon default of any such payment, will vacate and surrender possession of the Premises to Trustee or Beneficiary, as the case may be, or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of premises for non-payment of rent, however designated.

      Section 2.10. Regarding Defenses. No action for the enforcement of this Deed or any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note.

      Section 2.11. Expenses as Indebtedness. In any suit to foreclose the lien hereof (including any partial foreclosure) or to enforce any other remedy of Beneficiary or the Banks under this Deed or the Note or other Loan Documents or otherwise in respect of the Loan, there shall be allowed and included as additional indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary or the Banks for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates, and similar data and assurances with respect to title and value as Beneficiary or the Banks may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises.

      Section 2.12. Beneficiary's Rights Concerning Application of Amounts Collected. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, upon the occurrence of an Event of Default, Beneficiary may apply, to the extent permitted by law, any amount collected hereunder to principal, interest or any other sum due under the Note or the Loan Agreement or otherwise in respect of the Loan in such order and amounts, and to such Obligations, as the Required Banks shall elect in their sole and absolute discretion.

Article III

                               CONCERNING TRUSTEE

      Section 3.01. Trustee's Performance. Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created. Trustee shall not incur any personal liability hereunder, except for its own willful neglect, default or misconduct, and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. Without limiting the generality of the foregoing, Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default under any of the terms or conditions of this Deed or other Loan Documents, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon. Trustee shall be entitled to reimbursement for all expenses incurred by it in the performance of its duties, and shall be entitled to reasonable compensation for such of its services as shall be rendered. At any time, or from time to time, without notice, upon written request of Beneficiary and without affecting the personal liability of any person for payment and performance of the Obligations secured hereby or the effect of this Deed upon the remainder of the Mortgaged Property, Trustee may (i) reconvey any part of the Premises, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

      Section 3.02. Resignation by Trustee. Trustee may resign at any time upon giving thirty (30) days' notice to Grantor and Beneficiary.

      Section 3.03. Removal of Trustee; Successors. Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation or refusal or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Beneficiary may, without notice, and without specifying any reason therefor, without any formality other than designation by Beneficiary in writing and without applying to any court, select and appoint a successor Trustee, and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. In such connection, Beneficiary may, on its and Grantor's behalf, execute, acknowledge and record an instrument or agreement of such substitution, and Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact, with full power of substitution, to do so. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary.

      Section 3.04. Recordation. Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law.

Article IV

                                  MISCELLANEOUS

      Section 4.01. Assignment of Rents. This Deed constitutes a present, absolute, unconditional and irrevocable assignment of all of the Rents now or hereafter accruing, and Grantor, without limiting the generality of the Granting Clause hereof, specifically does hereby absolutely, unconditionally and irrevocably assign, transfer and set over all of the Rents now or hereafter accruing to Beneficiary, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents. Grantor irrevocably appoints Beneficiary its true and lawful attorney at the option of Beneficiary at any time to demand, receive and enforce payment, to give receipts, releases and satisfactions and to sue, either in the name of Grantor or in the name of Beneficiary, for all such Rents and apply the same to the indebtedness secured hereby. The aforesaid assignment shall be effective immediately upon the execution of this Deed and is not conditioned upon the occurrence of any Event of Default hereunder or any other contingency or event, provided, however, that Beneficiary hereby grants to Grantor the right and license to demand, collect and receive the Rents as they become due, and not in advance, so long as no Event of Default exists hereunder. Immediately upon the occurrence of any such Event of Default and during the continuance thereof, Beneficiary shall have the right and power (but not the obligation) to terminate, without regard to its security hereunder and without notice to or demand upon Grantor, the foregoing right and license. Nothing contained in this Section 4.01 or elsewhere in this Deed, nor the exercise by Beneficiary of any of its rights or remedies under this Section or elsewhere in this Deed, shall be construed to make Beneficiary a mortgagee-in-possession, or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary actually takes possession of the Mortgaged Property, nor to obligate Beneficiary to take any action or incur any expense or discharge any duty or liability under or in respect of any leases or other agreements relating to the Mortgaged Property or any part thereof, nor shall appointment of a receiver for the Mortgaged Property or any part thereof by any court at the request of Beneficiary or by agreement with Grantor or the entering into possession of the Mortgaged Property or any part thereof by such receiver be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

      Section 4.02. Security Agreement. This Deed creates a lien on the Mortgaged Property and, to the extent any of the Mortgaged Property is not real property under applicable law, this Deed constitutes a security agreement, with Grantor as the "debtor" and Beneficiary as the "secured party", under the Uniform Commercial Code as adopted and applicable in the State of California or such other State(s) where any of the Personal Property may be located (hereinafter, the "Code") with respect to the Personal Property and is filed as a fixture filing. In addition to the rights and remedies granted to Beneficiary by other applicable law or by this Deed, Beneficiary shall have all of the rights and remedies with respect to the Personal Property as are granted to a secured party under the Code. Grantor will execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, all additional security agreements, financing statements and/or other instruments that may from time to time be reasonably required by Beneficiary to establish and maintain the validity and priority of the security interest of Beneficiary, or any modification thereof, and will pay all costs and expenses of any searches reasonably required by Beneficiary. Grantor hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Grantor, to execute, deliver and file with the appropriate filing officer or office such security agreements, financing statements and/or other instruments as Beneficiary may request or require in order to impose and perfect the lien and security interest hereof more specifically on the Personal Property or any fixtures. Upon Beneficiary's request, Grantor shall promptly and at its expense assemble the Personal Property and make the same available to Beneficiary at a convenient place acceptable to Beneficiary. Grantor shall pay to Beneficiary on demand, with interest at the Default Rate from the date of expenditure, any and all reasonable expenses, including reasonable attorneys' fees, incurred by Beneficiary in protecting its interest in the Personal Property or any fixtures and in enforcing its rights with respect thereto. Beneficiary may exercise any or all of the remedies of a secured party available to it under the Code with respect to such property, and it is expressly agreed that if upon an Event of Default Beneficiary should proceed to sell or otherwise dispose of such property in accordance with the provisions of the Code, then ten (10) days' notice by Beneficiary to Grantor shall be deemed to be reasonable notice under any provision of the Code requiring such notice; provided, however, that Beneficiary may at its option dispose of such property in accordance with Beneficiary's rights and remedies with respect to the real property pursuant to the provisions of this Deed, in lieu of proceeding under the Code. The proceeds of any such sale or disposition, or any part thereof, may be applied by Beneficiary to the payment of the indebtedness secured hereby in such order and proportions as Beneficiary in its discretion shall deem appropriate.

      Grantor shall give advance notice in writing to Beneficiary of any proposed change in Grantor's name, identity or corporate or partnership structure and will execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any Mortgaged Property described or referred to herein.

      Some of the items of Mortgaged Property described herein are goods that are or are to become fixtures related to the real estate described herein, and it is intended that, as to those goods, this Deed shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Premises is situated. Information concerning the security interest created by this instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated above. The mailing address of Grantor, as debtor, is as stated above.

      The grant of a security interest to Beneficiary in the granting clauses of this Deed shall not be construed to derogate from or impair the lien or provisions of or the rights of Beneficiary under this Deed with respect to any property described therein which is real property or which the parties have agreed to treat as real property. The hereby stated intention of Grantor and Beneficiary is that everything used in connection with the production of income from such real property or adapted for use thereon is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the land or the improvements thereon.

      If Grantor enters into a separate security agreement with Beneficiary relating to any of the Personal Property or fixtures, the terms of such security agreement shall govern the rights and remedies of Beneficiary in the event of default thereunder. Any breach of or default under any such security agreement shall constitute an Event of Default under this Deed.

      It is understood and agreed that, in order to protect Beneficiary from the effect of California Uniform Commercial Code Section 9313, in the event that (i) Grantor intends to purchase any goods which may become fixtures attached to the Premises or any part thereof and (ii) such goods will be subject to a purchase money security interest held by a seller or any other party:

      (a) Grantor shall, before executing any security agreement or other document evidencing any purchase money security interest as aforesaid, obtain the prior written approval of Beneficiary. The request for such approval shall be in writing and shall contain the following information:

                  (1) a description of the fixtures to be replaced, added to, installed or substituted;

                  (2) the address at which the fixtures will be replaced, added to, installed or substituted; and

                  (3) the name and address of the proposed holder and proposed amount of the security interest.

Grantor's execution of any such security agreement or other document evidencing such security interests without Beneficiary's prior written approval shall be a material breach of Grantor's covenants and agreements under this Deed, and shall, at the option of Beneficiary, entitle Beneficiary to all rights and remedies provided for herein upon default. No consent by Beneficiary pursuant to this subparagraph shall be deemed to constitute an agreement to subordinate any right of Beneficiary in fixtures or other property covered by this Deed.

      (b) If at any time Grantor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may at any time pay the amount secured by such security interest and the amount so paid shall be (i) secured by this Deed and shall be a lien on the Mortgaged Property having the same priorities as the liens and security interests created by this Deed and (ii) payable on demand with interest at the Default Rate from the time of such payment. If Grantor shall fail to make such payment to Beneficiary within thirty (30) days after demand, the entire principal sum secured hereby with all unpaid interest accrued thereon and any other amounts due under any of the Loan Documents, shall, at the option of Beneficiary, become due and payable immediately.

      (c) Grantor agrees that Beneficiary may acquire by assignment from the holder of such security interest any and all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of Grantor's indebtedness for such Personal Property or fixtures, and, upon acquiring such interest by assignment, shall have the right to enforce the security interest as assignee thereof, in accordance with the terms and provisions of the Code then if effect, and in accordance with any other provisions of law.

      (d) Whether or not Beneficiary has paid the indebtedness secured by or taken an assignment of such security interest, Grantor covenants to pay all sums and perform all obligations secured thereby.

      Section 4.03. Subrogation. As additional security hereunder, Beneficiary shall be subrogated to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the indebtedness secured by this Deed.

      Section 4.04. Application of Certain Payments. In the event that all or any part of the Mortgaged Property is encumbered by one or more deeds of trust held by or for the benefit of Beneficiary, Grantor hereby irrevocably authorizes and directs Beneficiary to apply any payment received by Beneficiary in respect of any obligation secured hereby or by any other such deed of trust to the payment of such of said obligations as Beneficiary shall elect in its sole and absolute discretion, and Beneficiary shall have the right to apply any such payment in reduction of principal and/or interest and in such order and amounts as Beneficiary shall elect in its sole and absolute discretion without regard to the priority of the deed of trust securing the obligation so repaid or to contrary directions from Grantor or any other party.

      Section 4.05. Severability. In the event any one or more of the provisions contained herein or in the Note or the Loan Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Deed shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein, provided, however, that if such provision held to be invalid, illegal or unenforceable relates to the payment of any principal or interest under the Note or any other material monetary sum under any of the Loan Documents, then Beneficiary may, at its option, declare the indebtedness and any other sums secured hereby to be immediately due and payable.

      Section 4.06. Modifications and Waivers. No provision hereof may be changed, waived, discharged or terminated orally or by any other means except as provided in Section 12.02 of the Loan Agreement. Any agreement hereafter made by Grantor and Beneficiary relating hereto shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

      Section 4.07. Notices. All notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, three (3) days after mailing by registered or certified mail, postage prepaid, or one (1) day after delivery to a nationally recognized overnight courier service providing evidence of the date of delivery, if to Grantor or Borrower at Grantor's address stated above to the attention of Mr. Jeff White, and if to Beneficiary to the attention of its General Counsel at its address stated above, or at such other address of which a party shall have notified the party giving such notice in accordance with the provisions of this Section.

      Section 4.08. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Grantor, the successors in trust of Trustee and the endorsees, transferees, successors and assigns of Beneficiary.

      Section 4.09. Limitations on Interest. Regardless of any provision contained herein or in any of the other Loan Documents, the total liability for payments in the nature of interest shall not exceed the applicable limits now imposed by any applicable state or federal interest rate laws to which Beneficiary and/or the Banks may be subject. If any payments in the nature of interest, fees and other charges made hereunder or under the Note or other Loan Documents are held to be in excess of the applicable limits imposed by any such applicable state or federal interest rate laws, it is agreed that any such amount held to be in excess shall be considered payment of principal under the Note and the indebtedness evidenced thereby shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, fees and other charges shall not exceed the applicable limits imposed by any such applicable state or federal interest rate laws in compliance with the desires of Grantor and Beneficiary.

      Section 4.10. Late Charges. As provided in Section 2.16 of the Loan Agreement, if Borrower defaults in payment of any principal (other than principal due on the Maturity Date, whether as stated or by acceleration or otherwise) or interest when due and payable under the Loan Documents, and such default continues for a period of fifteen (15) days, a late charge of two cents ($0.02) for each dollar so overdue may be charged by Beneficiary for the purpose of defraying the expense incident to handling such delinquent payment. Such late charge represents the reasonable estimate of Beneficiary, Borrower and Grantor of a fair average compensation for the loss that may be sustained by the Banks due to the failure to make timely payments. Such late charge shall be paid without prejudice to the right of the Banks to collect any other amounts provided to be paid or to declare a default under the Note or this Deed. Beneficiary agrees to comply with Section 2954.5 of the California Civil Code with respect to the giving of notice prior to imposing a late charge, as such Section or any successor Section may now or hereafter require.

      Section 4.11. Counterparts. This Deed may be executed in any number of counterparts ------------------------------ and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same deed.

      Section 4.12. Substitute Deeds. Grantor and Beneficiary shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute deeds of trust, so as to create two (2) or more liens on or security titles in respect of the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Note Amount; in such event, Grantor covenants and agrees to pay the reasonable fees and expenses of Beneficiary and its counsel in connection with any such modification.

      Section 4.13. Banks' Sale of Interests in Loan. Grantor recognizes that, subject to Section 12.05 of the Loan Agreement, any Bank may sell and transfer interests in the Loan to one or more participants or assignees and that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Grantor, Borrower or the Loan, may be exhibited to and retained by any such participant or assignee or prospective participant or assignee, subject, however, to the provisions of Sections 12.05 and 12.18 of the Loan Agreement.

      Section 4.14. No Credit For Taxes. Grantor shall not claim or demand or be entitled to receive any credit or credits on the principal indebtedness to be secured by this Deed, or on the interest payable thereon, for any part of the taxes assessed against the

Premises and no deduction shall be made or claimed from the taxable value of the Premises by reason of this Deed.

      Section 4.15. No Consent to Contracts. Neither Beneficiary nor the Banks consents to any contract for labor or materials, and all contracts for labor or materials that will be let by Grantor shall at all times be subordinate to this Deed.

      Section 4.16. Irrevocable Trust. The trust created hereby is irrevocable by Grantor unless and until the Mortgaged Property is reconveyed to Grantor as provided in Section 4.17.

      Section 4.17. Reconveyance. Upon written request of Beneficiary stating that all Obligations secured hereby have been paid or satisfied or otherwise provided for, as the case may be, and upon payment of its fees, Trustee shall reconvey, without warranty, the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

      Section 4.18. Business Loan. Grantor represents and agrees that the Obligations secured hereby (a) constitute a business loan and (b) are exempted transactions under the federal Truth-in-Lending Act (15 U.S.C. Section 1601, et seq.). None of the forgoing is intended, however, to vitiate or in any way detract from the intention of Grantor and Beneficiary to have the laws of the State of New York apply in all respects to the construction and enforcement of the Note and the Loan Agreement, as said intention is expressly set forth therein.

      Section 4.19. CERTAIN WAIVERS. GRANTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY FORECLOSURE OR SIMILAR ACTION OR PROCEDURE BROUGHT BY BENEFICIARY OR THE BANKS ASSERTING AN EVENT OF DEFAULT HEREUNDER, ANY AND EVERY RIGHT IT MAY HAVE TO (I) A TRIAL BY JURY, (II) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND
(III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING IN THIS SECTION SHALL PREVENT OR PROHIBIT GRANTOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST BENEFICIARY OR ANY BANK WITH RESPECT TO ANY ASSERTED CLAIM.

      Section 4.20. ADDITIONAL ACKNOWLEDGEMENTS AND WAIVERS. BY EXECUTION OF THIS DEED AND BY INITIALING THIS SECTION, GRANTOR EXPRESSLY AND UNCONDITIONALLY
(A) ACKNOWLEDGES THE RIGHT OF BENEFICIARY TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND ANY OTHER INDEBTEDNESS IN ACCORDANCE WITH THE LOAN DOCUMENTS AND THE POWER GIVEN HEREIN TO BENEFICIARY TO SELL THE MORTGAGED PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE (INCLUDING, WITHOUT LIMITATION, ANY NOTICE

OF BENEFICIARY'S INTENTION TO ACCELERATE OR NOTICE OF ACCELERATION) OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED OR THE OTHER LOAN DOCUMENTS; (B) WAIVES ANY NOTICE OF BENEFICIARY'S INTENTION TO ACCELERATE; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO PLEAD ANY AND ALL STATUTES OF LIMITATION AS A DEFENSE TO ANY DEMAND SECURED BY OR MADE PURSUANT TO THIS DEED; (D) ACKNOWLEDGES THAT GRANTOR READ THIS DEED AND ANY AND ALL QUESTIONS OF GRANTOR REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR, AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS DEED AND INITIALING THIS SECTION; AND (E) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS A PART OF A BARGAINED-FOR LOAN TRANSACTION AND THAT THIS DEED IS VALID AND ENFORCEABLE BY BENEFICIARY AGAINST GRANTOR IN ACCORDANCE WITH ALL THE TERMS, PROVISIONS AND CONDITIONS HEREOF.

INITIALS OF GRANTOR WITH RESPECT TO SECTION 4.20:  ______________________

      Section 4.21. Additional Waivers. Grantor waives all rights and defenses arising out of an election of remedies by Beneficiary or the Banks, even though that election of remedies, such as a nonjudicial foreclosure with respect to an obligation (x) which is guaranteed or (y) with respect to which a third party has pledged its property as security for the payment thereof, has destroyed such guarantor's or third party's rights of subrogation and reimbursement against the principal, if any, by the operation of Section 580d of the Code of Civil Procedure or otherwise.

      Until the Obligations have been paid and performed in full, Grantor waives the right of subrogation and waives the right to enforce any remedy which Beneficiary now has or may hereafter have against Grantor and any benefit of and any right to participate in, any security now or hereafter held by Beneficiary.

      Grantor agrees that (i) its Obligations and liabilities hereunder are independent of and in addition to the Obligations of Grantor and Borrower pursuant to the other Loan Documents or any other collateral security given to secure the same, (ii) a separate action may be brought to enforce the provisions hereof or thereof whether Grantor is a party in any such action or not, (iii) Beneficiary may at any time, or from time to time, in its sole discretion (a) extend or change the time of payment and/or performance and/or the manner, place or terms of payment and/or performance of all or any of the Obligations secured by such Loan Documents; (b) exchange, release and/or surrender all or any of the collateral security, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Beneficiary in connection with all or any of such Obligations; (c) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, in the manner permitted by law and after giving any notice which may be required, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale may be applied by Beneficiary upon all or any of such Obligations; and (d) settle or compromise with Grantor or Borrower, and/or any other person liable thereon, any and all of such Obligations, and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to Beneficiary and/or any other person or entity and (iv) Beneficiary shall be under no obligation to marshal any assets in favor of Grantor, or in payment of any or all of such Obligations.

      Grantor hereby waives (i) except for notices expressly required by the Loan Documents, presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the Obligations of Grantor or Borrower under the Loan Documents, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or making any claim or demand hereunder upon Grantor or Borrower;
(ii) any right to require Beneficiary and/or the Banks to (a) proceed against Grantor and/or Borrower, (b) proceed against or exhaust any security held by Beneficiary or the Banks for the Obligations secured hereby or (c) pursue any remedy in Beneficiary's or the Banks' power whatsoever; (iii) any defense arising by reason of any disability or other defense of Grantor or Borrower by reason of the cessation from any cause whatsoever of the liability of Grantor or Borrower other than full payment of such Obligations; (iv) to the fullest extent permitted by applicable law, all rights and benefits purporting to reduce a guarantor's obligations in proportion to the principal obligation (including, without limitation, those set forth in Section 2809 of the California Civil
Code); (v) to the fullest extent permitted by law, all rights and benefits under
(a) Section 580a of the California Code of Civil Procedure, purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust and any right to a fair value hearing or any fair value limitation or other limitation on liability or a deficiency based upon the fair value of any collateral after a nonjudicial foreclosure of this Deed, (b) Section 580b of the California Code of Civil Procedure stating that no deficiency may be recovered on a real property purchase money obligation, (c) Section 580d of the California Code of Civil Procedure stating that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (d) Section 726 of the California Code of Civil Procedure stating that there may be but one form of action on an indebtedness secured by real property, if such sections, or any of them, have any application hereto or any application to Grantor; (vi) to the fullest extent permitted by law, (a) any defense arising as a result of Beneficiary's or the Banks' election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (b) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code and (c) without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the undersigned under California Civil Code Sections 2810, 2819, 2822, 2839, 2845, 2849, 2899, and 3433 and (vii) the
benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, including, without limitation, any rights arising under applicable law (including, without limitation, Section 359.5 of the California Code of Civil Procedure).

      Grantor, in any actual or potential capacity as a guarantor, quasi-guarantor or other surety as described in Section 2856 of the California Civil Code with respect to the Loan or the Mortgaged Property, hereby makes the following waivers: Grantor hereby waives all rights and defenses that it may have because the Obligations are secured by the Mortgaged Property. This means, among other things, (i) Beneficiary and/or the Banks may collect from or realize on any security pledged by Grantor without first foreclosing on any or all real or personal property collateral pledged by Borrower and (ii) if Beneficiary and/or the Banks foreclose on any real property collateral pledged by Grantor and/or Borrower: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and/or (b) Beneficiary and/or the Banks may collect from or realize on any security pledged by Grantor and/or Borrower even if Beneficiary and/or the Banks, by foreclosing on the real property collateral, have destroyed any right Beneficiary and/or the Banks may have to collect from Grantor and/or Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that Grantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

      Grantor warrants that (i) this Deed was executed at the request of Borrower, (ii) neither Beneficiary nor any Bank has made any representation to Grantor as to the creditworthiness of Borrower and (iii) it has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Grantor agrees to keep adequately informed from such means as it deems appropriate any facts, events or circumstances which might in any way affect its risks and liabilities hereunder and further agrees that Beneficiary and the Banks shall have no further obligation to disclose to it information or materials acquired in the course of their respective dealings with Grantor and/or Borrower.

      Section 4.22. Single Purpose Entity. (a) Grantor represents and warrants that it has not done any of the following, and covenants and agrees that it shall not do any of the following:

                  (i) engage in any business or activity other than the
            ownership, operation and maintenance of the Mortgaged Property and activities incidental thereto;

                  (ii) acquire or own any material assets other than (x) the
            Mortgaged Property and (y) such incidental personal property as may be necessary for the operation of the Premises;

                  (iii) merge into or consolidate with any entity or dissolve, terminate or liquidate in whole or in part; transfer or otherwise dispose of all or substantially all of its assets; or otherwise change its legal structure;

                  (iv) fail to preserve its existence as an entity duly
            organized, validly existing and in good standing (if applicable) under the laws of its jurisdiction of organization or formation;

                  (v) own any subsidiary or make any investment in any entity
            (it being understood that this clause (v) and clause (xiv) below shall not prohibit Grantor from entering into the contribution agreement required by Section 4.01(21) of the Loan Agreement);

                  (vi) incur any debt, secured or unsecured, direct or
            contingent (including guaranteeing any obligation), other than (x) the Loan, (y) indebtedness of Grantor to its constituent partners or members that is expressly subordinated to the obligations secured hereby in a manner satisfactory to Beneficiary and (z) in the ordinary course of its business of owning and operating the Premises, provided that such debt is not evidenced by a note;

                  (vii) become insolvent or fail to pay its debts and
            liabilities from its assets as the same shall become due;

                  (viii)fail to maintain its records, books of account and bank accounts (if any) separate and apart from those of its constituent partners or members or their affiliates, or any other person or entity;

                  (ix) enter into any contract or agreement with its constituent partners, members or their affiliates, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than such partner, member or affiliate (it being understood that the management and leasing agreement between Grantor and an affiliate and the Master Development Framework Agreement between Borrower and Westfield Corporation, Inc., dated as of July 1, 1996, as amended by First Amendment, dated as of May 21, 1997, each delivered to the Banks in connection with the granting of this Deed, do not violate the provisions of this clause (x));

                  (x) partition, or seek to partition, the Premises, or seek the dissolution or winding up, in whole or in part, of itself;

                  (xi) fail to correct any known misunderstandings regarding its separate identity;

                  (xii) hold itself out to be responsible for the debts of
            another person or entity;

                  (xiii) make any loans or advances to any third party,
            including any of its constituent partners or members or their affiliates;

                  (xiv) fail to file its own tax returns, if required, unless part of the consolidated returns of another person or entity;

                  (xv) agree to, enter into or consummate any transaction which would render Borrower unable to make the representation contained in
            Section 5.07 of the Loan Agreement;

                  (xvi) fail to hold itself out to the public as a legal entity separate and distinct from any other person or entity or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business or (B) to suggest that it is responsible for the debts of any third party (including any of its constituent partners or members or their affiliates);

                  (xvii)file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors;

                  (xviii) hold itself out as or be designated as a department or division of any of its constituent partners or members or their affiliates, or of any other entity; or

                  (xix) file, without the unanimous consent of all of the
            partners, directors or members, as applicable, a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest.

      (b) Grantor covenants and agrees as follows: (i) its certificate of organization, operating agreement, limited liability company agreement or other organizational documents shall at all times provide that the limited liability company will only dissolve upon the withdrawal, dissolution or bankruptcy of the last remaining managing member, but the limited liability company will not be dissolved if the remaining members, within ninety (90) days, by majority vote, elect to continue the limited liability company and appoint a new managing member and (ii) its certificate of organization, operating agreement, limited liability company agreement or other organizational documents shall at all times provide that the dissolution and winding up or insolvency filing of such limited liability company requires the unanimous consent of all members.

      Section 4.23. Distributions Following Event of Default. Without limiting Beneficiary's rights regarding the collection of Rents as provided in Section 4.01, Grantor shall not, during the existence of any Event of Default, pay any dividend or make any distribution, directly or indirectly, to any of its constituent equity holders.

      Section 4.24. Future Advances. This Deed secures indebtedness of Borrower under a revolving credit facility. The revolving credit facility contemplates Borrower and the Banks entering into a series of advances, or advances, payments and readvances. This Deed secures not only the original indebtedness of Borrower under the revolving credit facility, but also the indebtedness of Borrower created by future advances thereunder, whether such advances are obligatory or are to be made at the option of the Banks to the extent and with the same priority of lien as if such future advances had been made at the time this Deed was recorded, although there may have been no advances under the revolving credit facility made at the time of the execution, acknowledgement and recording of this Deed, and although there may be no indebtedness outstanding at the time any advance is made.

      IN WITNESS WHEREOF, this Deed has been duly executed and delivered by Grantor.

                              PROMENADE LLC, a Delaware limited liability company

                              By: Westfield America Limited Partnership, a Delaware limited partnership, its managing member

                                    By:   Westfield America, Inc., a Missouri
                                          corporation, its general partner

                                          By     /s/Irv Hepner
                                            ---------------------
                                          Name:  IRV HEPNER
                                          Title: SECRETARY

Witnesses:

/s/Theodore Newcomb
--------------------
Name:

/s/Annie M. Gary
--------------------
Name:

NOTARY PAGE


CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================
State of California
County of Los Angeles
On 12/6/99 Before Me, Leesa Ashley, Notary Public
Personally Appeared Irv Hepner

|X| personally known to me -OR-

|_| proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person, executed the instrument.

WITNESS my hand and official seal.

/s/ Leesa Ashley
---------------------------------
SIGNATURE OF NOTARY

============================== OPTIONAL SECTION ================================

                           CAPACITY CLAIMED BY SIGNER

Though statued does not require the Notary to fill in the space below, doing as they prove invaluable to persons relying on the document.

|_| INDIVIDUAL

|_| CORPORATE OFFICER(S)
    _____________________
         TITLE(S)

|_| PARTNER(S)  |_| LIMITED
                |_| GENERAL
|_| ATTORNEY-IN-FACT
|_| TRUSTEE(S)
|_| GUARDIAN/CONSERVATOR
|_| OTHER: _______________
    ______________________
    ______________________

SIGNER IS REPRESENTING:

NAME OF PERSON(S) OR ENTITY(IES)
________________________________
________________________________

============================== OPTIONAL SECTION ================================

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:
_________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

TITLE OR TYPE OF DOCUMENT ___________________________________________
NUMBER OF PAGES ___________ DATE OF DOCUMENT ________________________
SIGNER(S) OTHER THAN NAMED ABOVE ____________________________________
================================================================================
                       (C)1993 NATIONAL NOTARY ASSOCIATION - [Address illegible]

                                                                     PROMENADE
                                   SCHEDULE A

                                   SCHEDULE A

PARCEL 1:

PARCEL A OF PARCEL MAP L.A. NO. 2519, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 39 PAGE 92 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOT 2 OF TRACT NO. 23959. IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 811 PAGES 20 TO 30 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

NON-EXCLUSIVE EASEMENTS FOR AUTOMOBILE PARKING AND COMMON AREA USES, UTILITIES, CONSTRUCTION PURPOSES, PEDESTRIAN WALKWAYS AND STAIRWAYS OVER THE "COMMON AREA" OF LOT 4 OF TRACT NO. 23959, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 811 PAGES 28 TO 30 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND OVER PARCEL B OF PARCEL MAP L.A. NO. 2519, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 39 PAGE 92 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS DEFINED AND CREATED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED NOVEMBER 15, 1971, EXECUTED BY AND BETWEEN KAISER AETNA, A CALIFORNIA PARTNERSHIP (HEREINAFTER CALLED "KAISER AETNA"), ADCOR REALTY CORPORATION, A NEW YORK CORPORATION (HEREINAFTER CALLED "SAKS") AND RECORDED FEBRUARY 16, 1972 AS INSTRUMENT NO. 3399, OFFICIAL RECORDS, AS SUPPLEMENTED BY THAT CERTAIN AGREEMENT SUPPLEMENTAL TO CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT BY AND BETWEEN SAKS AND KAISER AETNA, DATED NOVEMBER 15, 1972 AND RECORDED FEBRUARY 16, 1972 AS INSTRUMENT NO. 3400, OFFICIAL RECORDS, AS FURTHER SUPPLEMENTED BY THAT CERTAIN ADDITIONAL AGREEMENT SUPPLEMENTAL TO CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT BY AND BETWEEN SAKS AND KAISER AETNA, DATED NOVEMBER 15, 1971 AND RECORDED SEPTEMBER 27, 1972 AS INSTRUMENT NO. 3572, OFFICIAL RECORDS, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT THERETO, EXECUTED BY KAISER AETNA, ROBINSON, SAKS AND FEDERAL DEPARTMENT STORES, INC., A DELAWARE CORPORATION (HEREINAFTER CALLED "FEDERAL"), DATED SEPTEMBER 22, 1972. RECORDED SEPTEMBER 22, 1972 AS INSTRUMENT NO. 345, OFFICIAL RECORDS, AND FURTHER AMENDED BY "SECOND AMENDMENT TO CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED JANUARY 31, 1995 EXECUTED BY AND BETWEEN SHOPPING CENTER ASSOCIATES, A NEW YORK GENERAL PARTNERSHIP, I.MAGNIN, INC., A DELAWARE CORPORATION, MACY'S PRIMARY REAL ESTATE, INC., A DELAWARE CORPORATION AND AMERICAN MULTI-CINEMA, INC., A MISSOURI CORPORATION, RECORDED FEBRUARY 23, 1995 AS INSTRUMENT NO. 95-296549, OFFICIAL RECORDS.